UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2016

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2016, First Business Financial Services, Inc. (the “Company”) announced that its Board of Directors (the “Board”) has appointed Edward G. Sloane, Jr. to serve as the Company’s Chief Financial Officer effective January 19, 2016.
Mr. Sloane, age 55, has over 30 years of financial services’ experience including mergers and acquisitions, strategic planning and financial reporting and analysis. Mr. Sloane was previously Executive Vice President, Chief Financial Officer and Treasurer with Peoples Bancorp, Inc. in Marietta, Ohio from 2008 to 2015. He also served as Senior Vice President of Strategic Planning & Analysis for WesBanco, Inc. in Wheeling, West Virginia from 2006 to 2008, as Senior Vice President and Controller from 1998 to 2006 and in various other capacities from 1989 to 1998.
Mr. Sloane’s base salary will be $250,000. Mr. Sloane will be eligible to participate in the Company’s Annual Incentive Bonus Program with a targeted payout range of 35%, the Company’s 401(k) Plan and the Company’s 2012 Equity Incentive Plan. Mr. Sloane will also be eligible to receive an equity grant of $62,500 of restricted stock following the relocation of his family residence to Wisconsin. The equity grant will vest in four equal installments; 25% on each subsequent anniversary date.
The foregoing description of the terms of Mr. Sloane’s employment arrangement is qualified in its entirety by reference to the full text of the Offer Letter between the Company and Mr. Sloane, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
A copy of the press release announcing the appointment of Mr. Sloane is attached as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.
In conjunction with Mr. Sloane’s appointment, Mr. James F. Ropella, the Company’s current Senior Vice President, Chief Financial Officer and Treasurer, will cease to serve as Chief Financial Officer effective January 19, 2016, but will continue in his roles as Senior Vice President and Treasurer to facilitate the transition of the Chief Financial Officer position to Mr. Sloane. In those roles, Mr. Ropella will continue to serve as the company's principal financial officer on an interim basis. Mr. Ropella and the Company have previously entered into a consulting arrangement, which was disclosed in a Form 8-K filed September 9, 2014.
Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibits are filed herewith:

(99.1) Offer Letter between the Company and Edward G. Sloane, Jr.

(99.2) Press Release of First Business Financial Services, Inc. dated January 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.

Date: January 14, 2016	By: /s/ Barbara M. Conley
Barbara M. Conley
Senior Vice President and General Counsel

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1        Offer Letter between the Company and Edward G. Sloane, Jr.

99.2        Press Release of First Business Financial Services, Inc., dated January 14, 2016.